Exhibit 24.2

POWER-OF-ATTORNEY

Annual Reports on Form 10-K of

Financial Security Assurance Holdings Ltd.

The undersigned, as a director of Financial Security Assurance Holdings Ltd., a New York corporation (the “Company”), and/or, as applicable, as an officer of the Company, does hereby constitute and appoint each of Robert P. Cochran, Séan W. McCarthy and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as a director and/or officer of the Company, as applicable, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting.  The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a director or officer of the Company, as applicable, unless and until revoked as to the undersigned by written instrument delivered by him to the Secretary of the Company.

IN WITNESS WHEREOF, the undersigned has duly executed this Power-of-Attorney on March 10, 2009.

/s/ Michel Buysschaert
Michel Buysschaert

POWER-OF-ATTORNEY

Annual Reports on Form 10-K of

Financial Security Assurance Holdings Ltd.

The undersigned, as a director of Financial Security Assurance Holdings Ltd., a New York corporation (the “Company”), and/or, as applicable, as an officer of the Company, does hereby constitute and appoint each of Robert P. Cochran, Séan W. McCarthy and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as a director and/or officer of the Company, as applicable, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting.  The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a director or officer of the Company, as applicable, unless and until revoked as to the undersigned by written instrument delivered by him to the Secretary of the Company.

IN WITNESS WHEREOF, the undersigned has duly executed this Power-of-Attorney on October 31, 2008.

/s/ Alexandre Joly
Alexandre Joly

POWER-OF-ATTORNEY

Annual Reports on Form 10-K of

Financial Security Assurance Holdings Ltd.

The undersigned, as a director of Financial Security Assurance Holdings Ltd., a New York corporation (the “Company”), and/or, as applicable, as an officer of the Company, does hereby constitute and appoint each of Robert P. Cochran, Séan W. McCarthy and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as a director and/or officer of the Company, as applicable, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting.  The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a director or officer of the Company, as applicable, unless and until revoked as to the undersigned by written instrument delivered by him to the Secretary of the Company.

IN WITNESS WHEREOF, the undersigned has duly executed this Power-of-Attorney on 8/27/2008.

/s/ Claude Piret
Claude Piret

POWER-OF-ATTORNEY

Annual Reports on Form 10-K of

Financial Security Assurance Holdings Ltd.

The undersigned, as a director of Financial Security Assurance Holdings Ltd., a New York corporation (the “Company”), and/or, as applicable, as an officer of the Company, does hereby constitute and appoint each of Robert P. Cochran, Séan W. McCarthy and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as a director and/or officer of the Company, as applicable, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting.  The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a director or officer of the Company, as applicable, unless and until revoked as to the undersigned by written instrument delivered by him to the Secretary of the Company.

IN WITNESS WHEREOF, the undersigned has duly executed this Power-of-Attorney on January 28, 2009.

/s/ Pascal Poupelle
Pascal Poupelle